Purchase Obligations	12 Months Ended
Dec. 31, 2022
Purchase Obligations
Purchase Obligations

(D.8) Purchase Obligations

€ millions	2022	2021
Contractual obligations for acquisition of property, plant, and equipment and intangible assets	144	99
Other purchase obligations	7,491	4,680
Purchase obligations	7,635	4,779

The contractual obligations for acquisition of property, plant, and equipment and intangible assets relate primarily to the purchase of hardware, software, patents, office equipment, and vehicles. The remaining obligations relate mainly to cloud services, marketing, consulting, maintenance, license agreements, and other third-party agreements. The increase is mainly due to new purchase obligations related to cloud infrastructure services. Historically, the majority of such purchase obligations have been realized.

Maturities

€ millions	12/31/2022
Purchase Obligations
Due 2023	1,682
Due 2024 to 2027	4,441
Due thereafter	1,512
Total	7,635